                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      The Securities Exchange Act of 1934




                         Date of Report: June 21, 2000
                       (Date of earliest event reported)

                           Dominion Resources, Inc.
            (Exact name of registrant as specified in its charter)


            Virginia                    001-08489                54-1229715
  (State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation or organization)      File Number)          Identification No.)


                              120 Tredegar Street
                         Richmond, Virginia 23219-3932
                                (804) 819-2000
  (Address including zip code, and telephone number, including area code, of registrants' principal executive offices)


        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

          On June 21, 2000, Dominion Resources, Inc. (the Company) entered into an underwriting agreement (the Underwriting Agreement) with Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated, as Representatives of the Underwriters named in Schedule II of the Underwriting Agreement, for the sale of $700 million aggregate principal amount of the Company's Senior Notes. Such Senior Notes, which are designated the 2000 Series A 8 1/8% Senior Notes, due June 15, 2010, are a portion of the $4.5 billion aggregate principal amount of securities that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on January 6, 2000 (File No. 333-93187). A copy of the Underwriting Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

          The designation of, and the terms and conditions applicable to, the 2000 Series A 8 1/8% Senior Notes, due June 15, 2010 were established as set forth in the First Supplemental Indenture to the Company's Senior Indenture dated as of June 1, 2000, and have been approved by the Board of Directors of the Company. A copy of the form of First Supplemental Indenture is filed as
Exhibit 4.2 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

1 Underwriting Agreement, dated June 21, 2000, between the Company and Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated, as Representatives of the Underwriters named in Schedule II of the Underwriting Agreement (filed herewith).
4.1 Form of Senior Indenture dated as of June 1, 2000 between the Company and The Chase Manhattan Bank, as Trustee, filed as Exhibit 4(iii) to the Registration Statement described above, is hereby incorporated by reference.
4.2 Form of First Supplemental Indenture to the Senior Indenture, dated as of June 1, 2000, pursuant to which the 2000 Series A 8 1/8% Senior Notes, due June 15, 2010, will be issued. The Form of the 2000 Series A 8 1/8% Senior Notes is included as Exhibit A to the First Supplemental Indenture (filed herewith).
12   Computation of Ratio of Earnings to Fixed Charges (filed herewith).
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   DOMINION RESOURCES, INC.
                                                   Registrant


                                                   /s/ James P. Carney
                                                   -----------------------------
                                                   James P. Carney
                                                   Assistant Treasurer



Date: June 21, 2000